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                                                                   EXHIBIT 10.17


                          STOCK RESTRICTION AGREEMENT
                          ---------------------------

     AGREEMENT made this ______ day of __________________________, between
Audible Inc., a Delaware corporation (the "Company"), and        (the
"Employee").

     WHEREAS, the Employee wishes to purchase an aggregate of _________________ shares of Common Stock, $.01 par value, of the Company (the "Common Stock"); and

     WHEREAS, the Company wishes to sell such shares to the Employee.

     For valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

     1.  Purchase of Shares.  The Employee hereby subscribes for and, upon
         ------------------
acceptance hereof, shall purchase, subject to the terms and conditions set forth in this Agreement, ______ shares (the "Shares") of Common Stock, at a purchase price of $______ per share (the "Purchase Price"). In consideration of the receipt by the Employee of the Shares, the Employee shall deliver to the Company the aggregate Purchase Price in cash, by promissory note or by a combination of both. Upon receipt of the aggregate Purchase Price by the Company for the Shares, the Company shall issue to the Employee one certificate in the name of the Employee for that number of shares purchased by the Employee. The Employee agrees that the Shares shall be subject to the Purchase Option (as defined below) set forth in Section 2 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

     2.  Purchase Option.
         ---------------

         (a) In the event that the Employee ceases to be employed by the Company for any reason or no reason, with or without cause, prior to the date when all Shares shall have vested hereunder, the Company shall have the right and option (the "Purchase Option") to purchase from the Employee, for a sum of $ per share (the "Option Price"), up to that number of Shares that remains unvested at the time the Employee ceases to be so employed. The Option Price may, at the election of the Company, be paid to the Employee or be used to reduce the indebtedness under a promissory note issued to the Company by the Employee as payment for the Shares. The Shares shall vest as to _____________ Shares at _________________ and on the last day of each month thereafter until all Shares have fully vested, _______________ shares shall vest monthly.

         (b) In the event that the Employee's employment with the Company is terminated by reason of death or disability, the number of the Shares then subject to the Purchase Option shall be reduced by fifty percent (50%). For this purpose, "disability" shall mean the inability of the Employee, due to a medical reason, to carry out his duties as an employee of the Company for a period of six consecutive months.

         (c) In the event of a "change in control," as defined below, notwithstanding the foregoing, this option shall vest and be exercisable with respect to an additional number of shares equal to 50% of the shares that remain subject to vesting as of the effective date of the "change in control." The Company shall immediately exercise its Purchase Option with respect to any unvested shares unless (x) the Board of Directors in its sole discretion shall determine otherwise or (y) the acquiring entity shall specifically assume this Agreement. For the purpose of this Agreement, a "change in control" shall be deemed to occur upon the first of the following events:

               (I) any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities and such person has the ability to elect a majority of the members of the Company's Board of Directors, if such ownership is not in place on the date of this Agreement;

               (II) any person becomes the beneficial owner, directly or indirectly, of securities of the Company sufficient to elect a majority of the members of the Board of Directors of the Company, provided that Optionee's responsibilities as an employee of the Company are materially adversely diminished by such change in control; or

               (III) the sale of all or substantially all the assets of the Company, or a merger, consolidation, or similar transaction of the Company in which the Company is not the surviving entity or the Company's stockholders immediately prior to such transaction hold less than 50% of the voting securities of the surviving entity.

               A "change in control" shall not include either of the following events:

               (I) a transaction, the sole purpose of which is to change the state of the Company's incorporation; or

               (II) a transaction, the result of which is to sell all or substantially all of the assets of the Company to another entity (the "surviving entity"); provided that the surviving entity is owned directly or indirectly by the Company's stockholders immediately following such transaction in substantially the same proportions as their ownership of the Company's voting capital stock immediately preceding such transaction.

          (d) For purposes of this Agreement, employment with the Company shall include employment with a parent or subsidiary of the Company.

     3.   Exercise of Purchase Option and Closing.
          ---------------------------------------

          (a) The Company may exercise the Purchase Option by delivering or mailing to the Employee (or his estate), in accordance with Section 17, written notice of exercise within 60 days after the termination of the employment of the Employee with the Company. Such notice shall specify the number of Shares to be purchased. If and to the extent the Purchase Option is not so exercised within such 60-day period, the Purchase Option shall automatically expire and terminate effective upon the expiration of such 60-day period.

         (b) Within 10 days after his receipt of the Company's notice of the exercise of the Purchase Option pursuant to subsection (a) above, the Employee (or his estate) shall tender to the Company at its principal offices the certificate or certificates representing the Shares which the Company has elected to purchase, duly endorsed in blank by the Employee or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such Shares to the Company.

         (c) After the time at which any Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Employee on account of such Shares or permit the Employee to exercise any of the privileges or rights of a stockholder with respect to such Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Shares.

         (d) The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of the Employee to the Company or in cash (by check) or both. Such action shall take place promptly upon receipt of the Shares.

         (e) The Company shall not purchase any fraction of a Share upon exercise of the Purchase Option, and any fraction of a Share resulting from a computation made pursuant to Section 2 of this Agreement shall be rounded to the nearest whole Share (with any one-half Share being rounded upward).

     4.  Restrictions on Transfer.
         ------------------------

         (a) Except as otherwise provided in subsection (b) below, the Employee shall not, sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Shares, or any interest therein, unless and until such Shares are no longer subject to the Purchase Option. In addition, Shares which are released from the Purchase Option shall not be transferred in contravention of the Right of First Refusal under Section 6 or the market stand-off provisions of Section 8.

         (b) Notwithstanding the foregoing, the Employee may transfer Shares to or for the benefit of any spouse, child or grandchild, or to a trust for their benefit, provided that such Shares shall remain subject to this Agreement
         --------
(including without limitation the restrictions on transfer set forth in this Section 4, the Purchase Option, the Right of First Refusal and the Market Stand-
Off) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement.

     5.  Effect of Prohibited Transfer.  The Company shall not be required (a)
         -----------------------------
         to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares or to pay dividends to any transferee to whom any such Shares shall have been so sold or transferred.

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     6.  Right of First Refusal on Dispositions.
         --------------------------------------

         (a) At any time prior to (i) a Qualifying Public Offering, or (ii) a Change in Control Transaction, each as defined below, if the Employee desires to transfer all or any part of its Shares pursuant to a bona fide offer from a third party (the "Proposed Transferee"), the Employee shall submit a written offer (the "Offer") to sell such Shares (the "Offered Shares") to the Company on the same terms and conditions, including price, or terms as reasonably similar as possible, and in no event less favorable to the Company than those on which the Employee proposes to transfer such Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee, the Offered Shares proposed to be transferred, the total number of Shares owned by the Employee, the terms and conditions, including price, of the proposed transfer, and any other material facts relating to the proposed transfer. The Offer shall further state that the Company may acquire, in accordance with the provisions of this Agreement, all or any portion of the Offered Shares for the price and upon the other terms and conditions, including deferred payment (if applicable), set forth therein. Should the purchase price specified in the Offer be payable in property other than cash or evidences of indebtedness, the Company shall have the right to pay the purchase price in the form of cash equal in amount to the fair market value of such property. If Employee and the Company (or its assignees) cannot agree on such cash value with the ten (10) days after the Company's receipt of the Offer, the valuation shall be made by an appraiser of recognized standing selected by Employee and the Company.

         (b) If the Company desires to purchase all or any part of the Offered Shares, the Company shall communicate in writing its election to purchase to the Employee, which communication shall state the number of Offered Shares the Company desires to purchase and shall be given to the Employee in accordance with Section 17 below within 15 days of the date the Offer was made. Such communication shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares. The sale of the Offered Shares to be sold to the Company pursuant to this Section 6 shall be made at the offices of the Company on the 15th day following the date the Offer was made (or if such 15th day is not a business day, then on the next succeeding business day). Such sale shall be effected by the Employee's delivery to the Company of a certificate or certificates evidencing the Offered Shares to be purchased by it, duly endorsed for transfer to the Company, against payment to the Employee of the purchase price therefor by the Company.

         (c) If the Company does not purchase all of the Offered Shares, the Offered Shares not so purchased may be sold by the Employee at any time within 90 days after the date the Offer was made, subject to the provisions of Section
2. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer. Any Offered Shares not sold within such 90-day period shall continue to be subject to the requirements of a prior offer pursuant to this Section 6. If Offered Shares are sold pursuant to this Section 6 to any purchaser who is not a party to this Agreement, the Offered Shares so sold shall no longer be subject to this Agreement.

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         (d) A "Qualifying Public Offering" shall mean the closing of the sale of shares of Common Stock, at a price of at least $4.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $10,000,000 of gross proceeds to the Company.

         (e) A "Change in Control Transaction" shall mean a transaction described in Section 2(c).

     7.  Escrow.  For purposes of facilitating the enforcement of the provisions
         ------
of this Agreement, the Employee agrees to deliver the certificate(s) representing the Shares with a stock power executed by the Employee and by the Employee's spouse (if required for transfer), in blank, to the Secretary of the Company or its designee, to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. The Employee hereby acknowledges that the Secretary of the Company (or its designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. The Employee agrees that said escrow holder shall not be liable to any party hereof (or to any other party) for any actions or omission unless such escrow holder is grossly negligent. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. The Secretary of the Company initially shall act as the escrow holder with respect to such Shares.

     8.  Market Stand-Off.
         ----------------

         (a) In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, Employee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Shares without prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Company or such underwriters; provided, however, that in no event shall such
                                  --------
period exceed one hundred eighty (180) days. The limitations of this Section 8 shall in all events terminate three (3) years after the effective date of the Company's initial public offering.

         (b) In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company's outstanding Common Stock effected as a class without the Company's receipt of consideration, then any new, substituted or additional securities distributed with respect to the Shares shall be immediately subject to the provisions of this Section 8, to the same extent the Shares are at such time covered by such provisions.

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     (c) In order to enforce the limitations of this Section 8, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

     9.  Restrictive Legend.  All certificates representing Shares shall have
         ------------------
affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

     "The shares of stock represented by this certificate are subject to restrictions on transfer and an option to purchase set forth in a certain Stock Restriction Agreement between the corporation and the registered owner of this certificate (or his predecessor in interest), and such Agreement is available for inspection without charge at the office of the Treasurer of the corporation."

     10. Investment Representations.  The Employee represents, warrants and
         --------------------------
covenants as follows:

         (a) The Employee is purchasing the Shares for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the "Securities Act"), or any rule or regulation under the Securities Act.

         (b) He has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.

         (c) He has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

         (d) He can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

         (e) He understands that (i) the Shares have not been registered under the Securities Act and are "restricted securities" within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

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          (f)  A legend substantially in the following form will be placed on the certificate representing the Shares:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation to the effect that such registration is not required."

     11.  Adjustments for Stock Splits, Stock Dividends, etc.
          ---------------------------------------------------

          (a) If from time to time during the term of the Purchase Option there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Employee is entitled by reason of his ownership of the Shares shall be immediately subject to the Purchase Option, the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as the Shares, and the Option Price shall be appropriately adjusted.

          (b) If the Shares are converted into or exchanged for, or stockholders of the Company receive by reason of any distribution in total or partial liquidation, securities of another corporation, or other property (including cash), pursuant to any merger of the Company or acquisition of its assets, then the rights of the Company under this Agreement shall inure to the benefit of the Company's successor and this Agreement shall apply to the securities or other property received upon such conversion, exchange or distribution in the same manner and to the same extent as the Shares.

     12.  Withholding Taxes.
          -----------------

          (a) The Employee acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Employee any federal, state or local taxes of any kind required by law to be withheld with respect to the purchase of the Shares by the Employee.

          (b) If the Employee elects, in accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended, to recognize ordinary income in the year of acquisition of the Shares, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price for such Shares and the fair market value of such Shares as of the day immediately preceding the date of the purchase of such Shares by the Employee.

     13.  Severability.  The invalidity or unenforceability of any provision of
          ------------
this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

     14.  Waiver.  Any provision contained in this Agreement may be waived,
          ------
either generally or in any particular instance, by the Board of Directors of the Company. The failure of the Company (or its assignees) in any instance to exercise the Purchase Option or First Refusal Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Company and Employee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

     15.  Binding Effect.  This Agreement shall be binding upon and inure to the
          --------------
benefit of the Company and the Employee and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in this Agreement.

     16.  No Rights To Employment.  Nothing contained in this Agreement shall be
          -----------------------
construed as giving the Employee any right to be retained, in any position, as an employee of the Company.

     17.  Notice.  All notices required or permitted hereunder shall be in
          ------
writing and deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 17.

     18.  Pronouns.  Whenever the context may require, any pronouns used in this
          --------
Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

     19.  Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this Agreement.

     20.  Amendment.  This Agreement may be amended or modified only by a
          ---------
written instrument executed by both the Company and the Employee.

     21.  Governing Law.  This Agreement shall be construed, interpreted and
          -------------
enforced in accordance with the laws of the State of Delaware.

     22.  Undertaking of Parties.  The parties hereto hereby agree to take
          ----------------------
whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the parties hereto pursuant to the express provisions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                        AUDIBLE INC.


                        By:________________________________

                             65 Willowbrook Blvd, 3rd Floor
                             Wayne, NJ  07470


                        EMPLOYEE

                        ___________________________________
                             Name

                   Address:  _____________________________
                             _____________________________

                     ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED, _____________________ hereby sells, assigns and transfers unto Audible Inc. (the "Company"), ____________________ shares of Common Stock of the Company standing in the name of ______________________ on the books of the Company represented by Certificate No. __________ herewith and does hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:  ________________________

                              ____________________________
                                 Signature

                              _________________________________
                                 Spouse

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase right set forth in the Agreement without requiring additional signatures.